UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2019

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a) – (d) Not applicable.

(e) On December 19, 2019, the Board of Directors of ImmunoGen, Inc. (referred to as “we,” “our,” and “ImmunoGen”) adopted the ImmunoGen, Inc. Inducement Equity Incentive Plan (the “Inducement Plan”), to be effective immediately, pursuant to which we reserved 1,500,000 shares of our common stock to be used exclusively for grants of awards (as defined below) to individuals who were not previously employees or directors of ImmunoGen, or who are returning to employment following a bona fide period of non-employment with ImmunoGen, in each case as an inducement material to the individual’s entry into employment with ImmunoGen within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules. In accordance with Rule 5635(c)(4), we did not seek approval of the Inducement Plan by our shareholders. An “award” is any right to receive shares of our common stock or other property pursuant to the Inducement Plan, including non-statutory stock options and restricted stock unit awards. Pursuant to authority granted to it by our Board, the Compensation Committee adopted forms of agreements for use with the Inducement Plan.

Complete copies of the Inducement Plan, the form of Stock Option Agreement under the Inducement Plan, and the form of Restricted Stock Unit Agreement under the Inducement Plan are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The above summary of the terms of the Inducement Plan and the forms of agreement does not purport to be complete and is qualified in its entirety by reference to such exhibits.

(f) Not applicable.

ITEM 9.01 Financial Statements and Exhibits.

(d): Exhibits

10.1	Inducement Equity Incentive Plan
10.2	Form of Stock Option Agreement under the Inducement Equity Incentive Plan
10.3	Form of Restricted Stock Unit Agreement under the Inducement Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: December 20, 2019	/s/ David G. Foster

David G. Foster
Vice President, Finance